UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 12, 2006
CNA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

CNA Center, Chicago, Illinois	60685

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 822-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
SIGNATURES

Explanatory Note: The Registrant filed a Current Report on Form 8-K, dated February 12, 2006, to furnish information under Item 2.02 with respect to its results of operations for the fourth quarter and year-ended 2005 and to file information under Item 4.02(a) with respect to the restatement of its annual financial statements for the years 2001 through 2004, as well as its interim financial statements through September 30, 2005. This amendment is filed solely to expand upon the information previously reported under Item 4.02(a).
ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
The Registrant will restate its annual financial statements for the years 2001 through 2004, as well as its interim financial statements through September 30, 2005.
The restatement is to correct the accounting for discontinued operations acquired in the Registrant’s merger with The Continental Corporation in 1995. A current review of discontinued operations identified an overstatement of the net assets of these discontinued operations and errors in accounting for the periodic results of these operations.
The Registrant did not have an effectively designed control process in place to ensure adequate oversight, analysis, reconciliation, documentation and periodic evaluation of the results and balances that comprise the net assets of businesses reported as discontinued operations. There was also a lack of understanding of subsidiary ledger detail which contributed to the Registrant’s failure to eliminate intercompany activity within discontinued operations and between continuing and discontinued operations. As a result, the balances related to discontinued operations were incorrectly established in the Registrant’s current general ledger system in 1997 in connection with a general ledger conversion, creating an overstatement of the reported net assets of discontinued operations. In addition, the Registrant’s evaluation of the periodic results of discontinued operations was ineffective. The correction of the elimination issue noted above caused the historical results of discontinued operations to change, requiring current evaluation of the revised periodic results for reporting purposes. Further, in light of the impact of the elimination corrections, the Registrant reviewed its historical process to evaluate the results of discontinued operations and determined that process did not address recorded loss reserves at all consolidating levels for discontinued operations. Therefore, the Registrant determined that it was appropriate to recognize the impact of the revised historical periodic income or loss of discontinued operations.
The restatement will decrease stockholders’ equity by $204 million, or 2.2%, and decrease net income by $21 million, or $.09 per share, as of and for the year ended December 31, 2004. The restatement will decrease net loss by $2 million, or $.01 per share, for the year ended December 31, 2003.

As a result of this restatement, the Registrant’s consolidated financial statements for 2001 through 2004, and the related independent registered public accountant’s reports thereon, as well as the Registrant’s interim financial statements through September 30, 2005, should no longer be relied upon. The Registrant’s consolidated financial statements as of and for the year ended December 31, 2005, filed on Form 10-K on March 8, 2006, included the effects of this restatement.
The determination to restate was made by the Audit Committee of the Registrant’s Board of Directors on February 12, 2006 upon Registrant management’s recommendation and in consultation with Deloitte & Touche LLP, the Registrant’s independent registered public accounting firm.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA FINANCIAL CORPORATION
(Registrant)

/s/ D. Craig Mense
(Signature)
By: D. Craig Mense
Its: Executive Vice President and
Chief Financial Officer
Dated: April 4, 2006